Securities and Exchange Commission

                              Washington, DC 20549

                                    Form 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the

                          Securities Exchange Act 1934

                         Date of Report February 20, 2001

                        (Date of earliest event reported)



                               CE Generation, LLC

             (Exact name of registrant as specified in its charter)


    Delaware                     333-89521                        47-0818523
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(State or other               (Commission File                   (IRS Employer
 jurisdiction of                   Number)                   Identification No.)
 incorporation or
 organization)


 302 South 36th Street, Suite 400              Omaha, NE              68131
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(Address of principal executive offices)                            (Zip Code)


Registrant's Telephone Number, including area code:   (402) 341-4500

                                        N/A

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           (Former name or former address, if changed since last report)

Item 5.  Other Events.

     Today a lawsuit was filed on behalf of certain subsidiaries of the Registrant in California's Imperial County Superior Court seeking a court order requiring Southern California Edison Company ("Edison") to make payment of more than $45 million for power delivered in November and December 2000 by those entities under long-term power sales contracts (the "Contracts"). These subsidiaries own and operate eight operating geothermal plants (the "Geothermal Projects") with an approximate aggregate net rated capacity of 267 MW located in the Imperial Valley, California and sell the power to Edison pursuant to the Contracts. The lawsuit also requests that the court order permit these subsidiaries to discontinue providing such power to Edison during such times as Edison continues non-payment and instead be allowed to sell it to other delivery entities in California. These subsidiaries intend to vigorously pursue their remedies in this action in light of Edison's continuing non-payment.

     Distributions received from a total of thirteen power projects, including the Geothermal Projects together with two other geothermal power plants and three gas-fired plants ("Gas Projects"), secure the Registrant's senior secured bonds ("Bonds"). A failure by Edison to make these payments as well as subsequent monthly payments, for a substantial period of time after the payments are due, is not expected to have a material adverse effect on the ability of CE Generation to make payments on the Bonds due to cash flows from the Gas Projects.

     Certain information included in this report contains forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995 ("Reform Act"). Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause the actual results and performance of the Registrants to differ materially from any expected future results or performance, expressed or implied, by the forward-looking statements including expectations regarding the future results of operations of Registrants. In connection with the safe harbor provisions of the Reform Act, the Registrants have identified important factors that could cause actual results to differ materially from such expectations, including development and construction uncertainty, operating uncertainty, acquisition uncertainty, uncertainties relating to geothermal resources, uncertainties relating to economic and political conditions and uncertainties regarding the impact of regulations, changes in government policy, industry deregulation and competition. Reference is made to all of the Registrants' SEC Filings, incorporated herein by reference, for a description of such factors. The Registrants assume no responsibility to update forward-looking information contained herein.

Item 7.  Financial Statements and Exhibits

None

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                          CE GENERATION, LLC

Dated:  February 20, 2001                           By:  /s/  Paul J. Leighton
                                                          ----------------------
                                                          Paul J. Leighton
                                                          Secretary